Registration No. 333-69803
                                                     1940 Act File No. 811-09177
                                                                     Rule 497(e)


                            THE CATHOLIC FUNDS, INC.

                         THE CATHOLIC EQUITY INCOME FUND
                       THE CATHOLIC LARGE-CAP GROWTH FUND
               THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

                       SUPPLEMENT DATED NOVEMBER 13, 2001
                                       TO
                        PROSPECTUS DATED FEBRUARY 1, 2001


PROPOSED RESTRUCTURING/CONSOLIDATION OF THE FUNDS

         On November 12, 2001, the Board of Directors of The Catholic Funds, Inc. approved a plan whereby each of The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund and The Catholic Disciplined Capital Appreciation Fund (the "Funds") would be consolidated into a proposed new fund (the "New Fund") to be established by The Catholic Funds, Inc. In these separate consolidations, the shareholders of each of the Funds would exchange their shares in their Fund for shares of the New Fund with an aggregate net asset value equal to the total value of the exchanged shares. The consolidations are designed to qualify as tax-free reorganizations; meaning shareholders would not recognize any gain or loss on the exchange of their shares.

         The consolidation of each Fund with the New Fund is subject to the approval of the shareholders of the affected Fund. A special meeting of the shareholders of each Fund will be called and held for the purpose of voting on these proposed reorganizations. Shareholders will receive a notice of the time, date and place of that meeting and a proxy statement describing in detail the proposed reorganizations, the rational for this proposal, the features of the New Fund and relevant shareholder considerations. If approved by the shareholders of the Funds, we presently anticipate that the reorganizations would be completed in the first calendar quarter of 2002.

IMPLEMENTATION OF CATHOLIC VALUES

         The proposed New Fund would differ from the existing Funds in several important respects. One such difference involves the core Catholic values and the means of their implementation. Like the Funds, the proposed New Fund would avoid investing in companies whose policies and practices are inconsistent with the sanctity of human life. However, rather than avoiding investment in companies whose policies and practices may be inconsistent with other Catholic values, the proposed New Fund instead would engage in shareholder advocacy activities in an effort to persuade those companies to change their offensive policies and practices. We presently anticipate that the proposed New Fund's principal focus would relate to policies and practices affecting the dignity of the human person in the workplace. Advocacy activities might include letter writing campaigns, proposing shareholder resolutions (perhaps in a

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co-operative effort with other socially and/or morally responsible investors), participating in proxy campaigns for the election of directors, and the like.

PROPOSED NEW INVESTMENT OBJECTIVE

         Another important way in which the proposed New Fund would differ from the existing Funds is with respect to the New Fund's investment objective, program and strategy. The proposed New Fund would seek to obtain a total return from dividends and capital gains which, before deducting the New Fund's operating expenses, at least equals the total return of the S&P 500 Index. Unlike the existing Funds, which employ active management strategies with respect to the selection and disposition of stocks, the proposed New Fund would employ a passive management strategy. It would invest its assets so as to replicate the composition and market capitalization weightings of the S&P 500 Index, except that the proposed New Fund would exclude the stocks of those companies on the S&P 500 Index which employ policies and practices that are inconsistent with the sanctity of human life, as determined under guidelines established and monitored by the Board of Directors of The Catholic Funds, Inc.

INVESTMENT MANAGEMENT

        Catholic Financial Services Corporation, Inc. would serve as investment advisor for the proposed New Fund. A subadvisor to be selected and approved by the Board of Directors would manage the day-to-day investment of the proposed New Fund's assets.

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